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                    [LOGO OF VWR CORPORATION APPEARS HERE]

                  1310 GOSHEN PARKWAY, WEST CHESTER, PA 19380
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          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Jerrold B. Harris, and Walter S. Sobon, or either of them, each with full power of substitution and revocation, as Proxies to vote, as designated below, all Common Shares of VWR Corporation which the undersigned would be entitled to vote if personally present at a Special Meeting of the Corporation to be held at the offices of the Corporation, 1310 Goshen Parkway, West Chester, Pennsylvania on September 13, 1995 and at any adjournment thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND, IN THE PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE AT SAID SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                                            PLEASE DATE AND SIGN ON REVERSE SIDE
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1. PROPOSAL: To approve the Issuance of Common
Shares to EM Laboratories, Incorporated.

                        FOR      AGAINST      ABSTAIN
                        [_]        [_]          [_]


2. To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

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Signature

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Signature, if held jointly

DATED ___________________________________________________________________ , 1995

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.